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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

SPECIAL DIVERSIFIED OPPORTUNITIES INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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SPECIAL DIVERSIFIED OPPORTUNITIES INC.
1521 Concord Pike, Suite 301
Wilmington, Delaware 19803

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON TUESDAY, JUNE 23, 2015

        NOTICE IS HEREBY GIVEN that the 2015 Annual Meeting of Stockholders (the "Meeting") of Special Diversified Opportunities Inc. (the "Company") will be held at the offices of Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, PA, 19103, on Tuesday, June 23, 2015, at 8:00 a.m. local time, for the following purposes:

  1.
  To elect (i) three Class I directors of the Company to serve for a two-year term until the 2017 Annual Meeting of Stockholders and (ii) three Class II directors of the Company to serve for a one-year term until the 2016 Annual Meeting of Stockholders, and all until their respective successors are duly elected and qualified;

  2.
  To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for fiscal year 2015;

  3.
  To approve, on an advisory basis, a resolution regarding executive officer compensation; and

  4.
  To consider and act upon any other matters which may properly be brought before the Meeting and at any adjournments or postponements thereof.

        Any action may be taken on the foregoing matters at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned, or to which the Meeting may be postponed.

        The Board of Directors has fixed May 1, 2015 as the record date for determining the stockholders entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof. Only holders of record of the Company's common stock at the close of business on that date will be entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.

        You are requested to fill in and sign the enclosed form of proxy which is being solicited by the Board of Directors and to mail it promptly in the enclosed postage-prepaid envelope. You may revoke your proxy at any time before it is exercised by sending written revocation to the Secretary of the Company, delivering a later-dated proxy or voting in person at the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS,
Kevin J. Bratton Secretary

Wilmington, Delaware
May 22, 2015

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. STOCKHOLDERS MAY ALSO VOTE VIA THE INTERNET OR BY USING A TOLL-FREE TELEPHONE NUMBER. INSTRUCTIONS ON HOW TO VOTE EITHER VIA THE INTERNET OR BY TELEPHONE ARE INCLUDED ON THE PROXY CARD. IF YOU RETURN YOUR PROXY CARD AND LATER ATTEND THE MEETING IN PERSON, YOU MAY REVOKE THE PROXY BEFORE IT IS EXERCISED AND VOTE IN PERSON IF YOU WISH.

SPECIAL DIVERSIFIED OPPORTUNITIES INC.
1521 Concord Pike, Suite 301
Wilmington, Delaware 19803

PROXY STATEMENT

Proxies and Voting

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Special Diversified Opportunities Inc. (the "Company" or "SDOI") for use at the 2015 Annual Meeting of Stockholders of the Company to be held on Tuesday, June 23, 2015, at 8:00 a.m. local time at the offices of Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103, and at any adjournments or postponements thereof (the "Meeting"). At the Meeting, stockholders will be asked to vote upon (i) the election of three Class I and three Class II directors of the Company, (ii) the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for fiscal year 2015, (iii) the approval, on an advisory basis, of a resolution regarding executive officer compensation; and (iv) any other matters properly brought before the Meeting.

        This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to stockholders on or about May 22, 2015. The Board has fixed May 1, 2015 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting (the "Record Date"). Only stockholders of record of the Company's common stock, $0.01 par value (the "Common Stock"), at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. As of the Record Date, there were 21,027,640 shares of the Common Stock outstanding and entitled to vote at the Meeting. Holders of the Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held by them.

        The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of the Common Stock entitled to vote at the Meeting is necessary to constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes are each included in the number of shares present at the Meeting for purposes of establishing a quorum. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. As to Proposal No. 1, the affirmative vote of the holders of a plurality of the shares of the Common Stock present or represented at the Meeting is required for the election of directors and thus, abstentions and broker non-votes have no effect on the outcome of the election of directors. As to Proposals No. 2 and No. 3, the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote is required for approval of the proposal. As such, abstentions have the same effect as negative votes on this proposal, but broker non-votes, which are not considered entitled to vote on the proposal, will have no effect in the voting on this proposal.

        All stockholders may vote by mail, via the Internet or by using the toll-free telephone number listed on the proxy card. Internet and telephone voting information is provided on the proxy card. A control number, located on the lower right portion of the proxy card, is designated to verify a stockholder's identity and allow the stockholder to vote the shares and confirm that the voting instructions have been recorded properly. If you vote via the Internet or by telephone, please do not return a signed proxy card. Stockholders who hold their shares through a bank or broker can vote via the Internet or by telephone if these options are offered by the bank or broker.

        Stockholders of the Company are requested to complete, sign, date and promptly return the accompanying proxy card in the enclosed postage-prepaid envelope if voting by mail. Shares represented by a properly executed proxy received prior to the vote at the Meeting and not revoked will be voted at the Meeting as directed on the proxy. If a properly executed proxy is submitted and no instructions are given, the proxy will be voted FOR the election of the three nominees for Class I directors of the Company and three nominees for Class II directors of the Company, FOR ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for fiscal year 2015, and FOR approval of, on an advisory basis, of a resolution regarding executive officer compensation. It is not anticipated that any matters other than those set forth in this Proxy Statement will be presented at the Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

        A stockholder of record at the close of business on the Record Date may revoke a proxy at any time before it has been exercised in any one of the following manners: by filing a written revocation with the Secretary of the Company at the address of the Company set forth above; by filing a duly executed proxy bearing a later date; or by appearing in person and voting by ballot at the Meeting. Any stockholder of record at the close of business on the Record Date attending the Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the Meeting alone will not constitute revocation of a previously given proxy.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

        This Proxy Statement and our 2014 Annual Report on Form 10K are available at www.proxyvote.com.

 STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

        The following table presents, as of the Record Date, information as to (i) the persons or entities known to the Company to be beneficial owners of more than 5% of the Common Stock, (ii) each director and director nominee, (iii) each of the named executive officers appearing in the Summary Compensation Table under "Executive Compensation" below and (iv) all directors and executive officers of the Company as a group, based on representations of executive officers and directors of the Company and filings received by the Company on Schedule 13D or 13G promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As of the Record Date, there were 21,027,640 shares of the Common Stock issued and outstanding. Unless otherwise indicated, the number of shares beneficially owned by the persons or entities named in the table and by all executive officers and directors as a group are presented in accordance with Rule 13d-3 under the Exchange Act and include, in addition to shares issued and outstanding, unissued shares which are subject to issuance upon exercise of options or warrants within 60 days after the Record Date. Such unissued shares are also included in computing the percent of class beneficially owned by such person, but are not included in computing the percent of class beneficially owned by any other person. The address of the individual beneficial owners is in care of the Company at its address listed on the first page of this Proxy Statement unless otherwise noted.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Options Exercisable Within 60 Days After Record Date	Total Beneficial Ownership	Percent of Class
Steven R. Becker	7,173,733	(2)	81,021	7,254,754	34.4%
Murray McCabe	178,200		15,392	193,592	*
Richard van den Broek	25,730		81,021	106,751	*
Kevin J. Bratton	90,225		165,000	255,225	1.2%
David M. Wurzer	12,500		71,574	84,074	*
Thomas Bologna	10,000		71,574	81,574	*
Wayne P. Yetter	7,500		71,304	78,804	*
Philip T. Blazek	—		—	—	*
All officers and directors as a group (8 persons)	7,497,888		556,866	8,054,774	37.3%
Becker Drapkin Management, LLC	7,008,344	(3)		7,008,344	33.3%
500 Crescent Court, Suite 230
Dallas, Texas 75201

*
Represents less than 1%.

(1)
Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the securities shown to be owned by such stockholder. The inclusion herein of securities listed as beneficially owned does not constitute an admission of beneficial ownership.

(2)
Includes 7,008,344 shares held by Becker Drapkin Management, of which Mr. Becker is a co-managing partner.

(3)
The Company has relied solely on Form 4 dated February 18, 2014 for this information.

 PROPOSAL 1
ELECTION OF A CLASS OF DIRECTORS

        The Company's Board currently consists of six members. In accordance with the Certificate of Incorporation and the Company's Amended and Restated Bylaws (the "Bylaws"), the Board of Directors is divided into two classes, designated Class I and Class II. Directors in each class serve for a term of two years and until their successors are duly elected and qualified. There are three Class I directors and three Class II directors. The term of one class expires at each successive annual meeting. The terms of our Class I directors are set to expire at the Meeting, while the terms of our Class II directors were set to expire at our annual meeting of stockholders to be held in 2014. Since no annual meeting was held in 2014, we are holding votes at the Meeting on both the Class I and Class II directors.

        At the Meeting, three individuals will be elected as Class I directors and three individuals will be elected as Class II directors, to serve until the annual meetings in 2017 and 2016, respectively, and until their successors are duly elected and qualified. The nominees for election at the Meeting as Class I Directors are Steven R. Becker, Thomas A. Bologna and David M. Wurzer. Each of these nominees, if elected, will hold office until the annual meeting in 2017 and until his successor is duly elected and qualified. The nominees for election at the Meeting as Class II Directors are Murray McCabe, Richard van den Broek and Wayne P. Yetter. Each of these nominees, if elected, will hold office until the annual meeting in 2016 and until his successor is duly elected and qualified.

        The affirmative vote of a plurality of the shares of the Common Stock present or represented at the Meeting and entitled to vote is required for the election of the directors. Unless otherwise instructed, the persons named in the accompanying proxy will vote "FOR" the election of Steven R. Becker, Thomas A. Bologna and David M. Wurzer as Class I Directors and "FOR" the election of Murray McCabe, Richard van den Broek and Wayne P. Yetter as Class II Directors.

        The following table sets forth the name, age and principal occupation of each director, or nominee for director, and the year in which he became a director, if applicable.

Name and Principal Occupation	Age	Director Since
Steven Becker(1)	48	2008
Chairman of the Board of Directors
Founder and Managing Partner—Becker Drapkin Management
Thomas A. Bologna(1)	66	2010
CEO—Response Genetics, Inc.
Murray McCabe	47	2014
Managing Partner—Blum Capital Partners, L.P.
Richard van den Broek	49	2008
Managing Partner—HSMR Advisors, LLC
David M. Wurzer(1)	56	2010
Executive Vice President and Chief Investment Officer—Connecticut Innovations
Wayne P. Yetter	69	2010
Retired Pharmaceutical and Healthcare Executive

(1)
A nominee for election to the Board of Directors.

 The Board unanimously recommends a vote "FOR" each of the nominees listed above.

Company History; Recent Developments

        The Company is the surviving entity resulting from the December 30, 1996 merger of Strategic Diagnostics, Inc. ("SDI") with and into EnSys Corporation ("EnSys"). The surviving entity was then renamed Strategic Diagnostics Inc.

        On July 12, 2013, the Company completed the sale of substantially all of its assets (the "Asset Sale") related exclusively to the Company's life sciences business, the product portfolio in respect of which includes a full suite of integrated capabilities, including antibody and assay design, development and product and the Advanced Technologies Business to a wholly owned subsidiary of OriGene Technologies, Inc.

        Subsequent to the Asset Sale, the Company changed its name to Special Diversified Opportunities Inc.

Background of Directors

        Steven R. Becker joined the Company as a director in March 2008 and has been Chairman of the Board since May 2012. Since 2004, Mr. Becker has served as the managing partner and founder of Becker Drapkin Management, a Dallas-based small cap investment fund. Prior to founding Becker Drapkin, Mr. Becker was a partner at the Special Situations Funds, a New York City-based asset manager. Mr. Becker joined Special Situations in April 1997 and ran the Special Situations Private Equity Fund since its inception. Prior to joining Special Situations, Mr. Becker was a part of the distressed debt and leveraged equities research team at Bankers Trust Securities. He began his career at Manley Fuller Asset Management in New York as a small cap analyst. Mr. Becker currently serves as a director of Tuesday Morning Corp. (NASDAQ:TUES), a closeout retailer, Fuel Systems Solutions, Inc. (NASDAQ:FSYS), an alternative fuel components producer and EMCORE Corporation (NASDAQ:EMKR), a supplier of semiconductor-based products. In addition, he previously served on the board of directors of PLATO Learning, Inc., Ruby Tuesday, Inc., Hot Topic, Inc. and Pixelworks, Inc. Mr. Becker received a B.A. from Middlebury College and a J.D. from the University of Florida.

        Thomas A. Bologna joined the Company as a director in February 2010 and was Chairman of the Board from February 2011until May 2012. Since December 2011, Mr. Bologna has been Chairman and CEO of Response Genetics, Inc. (NASDAQ:RGDX), a diagnostics company. From 2006 through 2011, Mr. Bologna was President and Chief Executive Officer and a member of the Corporate Board of Directors of Orchid Cellmark, Inc., a leading international DNA testing company with its headquarters in Princeton, New Jersey. Prior to joining Orchid Cellmark, Inc., Mr. Bologna served as President, CEO and a director of Quorex Pharmaceuticals, Inc. Mr. Bologna also served as Chairman of the Board, President and Chief Executive Officer of Ostex International, Inc., President, CEO and a director of Scriptgen Pharmaceuticals, Inc. and Chairman of the Board, President and Chief Executive Officer of Gen-Probe Incorporated. Mr. Bologna also serves on the Board of Quotient Biodiagnostics and the business advisory board of The Epilepsy Project. Mr. Bologna has a proven track record of over 20 years leading venture-backed private and public biotechnology companies, turnarounds, and highly profitable healthcare divisions and subsidiaries of Fortune 500 companies. Mr. Bologna holds an MBA and Bachelor of Science degrees from New York University.

        Murray McCabe joined the Company as a director in June 2014. Since 2012, Mr. McCabe has been Managing Partner and a member of the Management Committee at Blum Capital Partners, L.P., an investment firm. Prior to joining Blum Capital, Mr. McCabe worked at JPMorgan Chase & Co. from 1992 through August 2012. During his 20 year tenure at JPMorgan, Mr. McCabe held several positions in the Investment Banking Division, including Managing Director and Co-Head of Real

Estate and Lodging Investment Banking, North America, from March 2007 to March 2008, and Global Head of Real Estate and Lodging Investment Banking from March 2008 through August 2012. Mr. McCabe is a member of the advisory board for the Fisher Center for Real Estate and Urban Economics at the University of California at Berkeley and is also an executive council member of the Real Estate Finance and Investment Center and serves on the REIT Investment Funds advisory board for the McCombs School of Business at the University of Texas, Austin. He serves as a director of Columbia Property Trust, Inc. (NYSE:CXP), Monogram Residential Trust (NYSE:MORE), and RREEF Property Trust (NASDAQ:ZRPTAX), Inc., all of which are real estate investment trusts that own and operate commercial real estate properties. Mr. McCabe holds a B.A. in Finance from the University of Texas at Austin.

        Richard van den Broek joined the Company as a director in March 2008. Since 2004, Mr. van den Broek has been Managing Partner of HSMR Advisors, LLC, an investment fund focused on the biotechnology industry. From 2000-2003 he was a Partner at Cooper Hill Partners, LLC, an investment fund focused on the healthcare sector. Prior to that Mr. van den Broek had a ten year career as a biotech analyst, starting at Oppenheimer & Co., then Merrill Lynch, and finally at Hambrecht & Quist. He serves as a director of Pharmacyclics, Inc. (NASDAQ:PCYC), a drug development company, Response Genetics, Inc. (NASDAQ:RGDX), a diagnostics company, Celldex Therapeutics, Inc. (NASDAQ:CLDX), a biotechnology company CogState Ltd. (OTC:COGZF), a neuroscience company. Mr. van den Broek is a graduate of Harvard University and is a Chartered Financial Analyst.

        David M. Wurzer joined the Company as a director in February 2010. Since 2009, Mr. Wurzer has served as Managing Director, Investments, Senior Managing Director, Investments, and beginning April 2014,, as Executive Vice President and Chief Investment Officer at Connecticut Innovations (CI), the State's "venture capital arm." He is responsible for oversight of the CI Ventures venture capital portfolio and team, as well as sourcing and analyzing investment opportunities, leading CI investments in entrepreneurial high-tech ventures and advising portfolio companies. Prior to joining Connecticut Innovations, Mr. Wurzer most recently served as Executive Vice President, Treasurer and Chief Financial Officer of CuraGen Corporation, a biopharmaceutical development company, from September 1997 through December 2007. He has over 30 years of financial experience with growth-oriented companies, including direct involvement with raising capital, strategic transactions and mergers & acquisitions, for both start-up companies and publicly-held entities. Mr. Wurzer serves on the boards of SmartPay Newco, LLC, and Thetis Pharmaceuticals, LLC, which are privately held, and on the boards of Response Genetics, Inc. (NASDAQ:RGDX) and Summit Therapeutics plc (NASDAQ:SMMT, LON:SUMM). Mr. Wurzer holds a BBA degree in Accountancy from the University of Notre Dame.

        Wayne P. Yetter joined the Company as a director in May 2010. Mr. Yetter served as Chief Executive Officer of Verispan LLC, a joint venture of McKesson Corp. and Quintiles Transnational, a leading provider of healthcare information and marketing services to the pharmaceutical industry, from September 2005 to August 2008 when the company was acquired by SDI Health. Mr. Yetter had a 30 year career in the pharmaceutical industry and held executive positions at Pfizer, Merck, Astra-Merck (now AstraZeneca) and Novartis. His roles included Vice President, Marketing Operations (global) and Vice President, Far East and Pacific at Merck, founding Chief Executive Officer of Astra-Merck, and President and Chief Executive Officer of Novartis Pharmaceuticals Corporation, the US division of Novartis AG. He also served as Chief Operating Officer of IMS Health, a market research data company from 1999 until 2000, when he became Chairman and Chief Executive Officer of Synavant, Inc. (a Nasdaq listed spin-out of IMS). Synavant was acquired by Dendrite International in 2003. Mr. Yetter currently serves as a director of InfuSystem Holdings, Inc. (NYSEMKT:INFU). Previously, he served as Chairman of Noven Pharmaceuticals, Chairman of Transkaryotic Therapies, Chairman of NuPathe, Inc., Lead Independent Director of Matria Healthcare (each of these companies was acquired) and as a director of Synvista Therapeutics, Inc. He also served on the Executive

Committee of PhRMA, the pharmaceutical industry association, from 1997-1999. Mr. Yetter holds a B.A. in Biology from Wilkes University and received an M.B.A from Bryant University.

The Board of Directors

Experience, Qualifications, Attributes and Skills

        The Board of Directors believes that the Board, as a whole, should possess a combination of skills, professional experience and diversity of backgrounds necessary to oversee the Company's business. With respect to their consideration of diversity of background, neither the Nominating & Corporate Governance Committee nor the full Board of Directors has a formal policy of assessing diversity with respect to any particular qualities or attributes. In addition, the Board believes that there are certain attributes that every director should possess, as reflected in the Board's membership criteria. Accordingly, the Board and the Nominating & Corporate Governance Committee consider the qualifications of directors and director candidates individually and in the broader context of the Board's overall composition and the Company's current and future needs.

        All of our current Board members share certain qualifications and attributes consistent with these criteria, which are set forth in the Company's Corporate & Governance Guidelines and Policies, including unquestioned personal ethics and integrity and possessing skills and experience aligned with our strategic direction and operating challenges and that complement the overall composition of the Board. In addition, each Board member has demonstrated certain core business competencies, including high achievement and a record of success, financial literacy, a history of making good business decisions and exposure to best practices.

        The following highlights the specific experience, qualifications, attributes and skills of our individual Board members that have led the Nominating & Corporate Governance Committee to conclude that these individuals should continue to serve on our Board:

        Mr. Becker brings extensive insight into asset and investment management in the healthcare and technology industries. He also helps provide important guidance regarding various financial matters.

        Mr. Bologna has several years of senior leadership in biotechnology companies, including public and privately held firms. His experience in change management and business process is of importance to the Company.

        Mr. van den Broek has significant investment research experience in the biotechnology and healthcare industries. His proven skills as a financial analyst and fund manager are valuable to the Company.

        Mr. McCabe has extensive experience in the capital markets and in real estate companies. His knowledge and experience in these areas is of importance to the Company as it continues to explore its future direction and opportunities.

        Mr. Wurzer has years of senior-level management experience in growing companies. His wealth of knowledge in the investment arena is of importance to the Company as it continues to pursue opportunities for partnerships, alliances and future growth.

        Mr. Yetter brings strong experience in senior leadership in pharmaceutical and healthcare-related companies, including public and privately held firms. His experience in these industries is of importance to the Company.

        Mr. Wurzer is considered an "audit committee financial expert" under the criteria adopted by the SEC and brings to the Audit Committee exceptional experience and understanding in the auditing and accounting fields.

 CORPORATE GOVERNANCE

Board Risk Oversight

        The Board of Directors, acting mainly through the Audit Committee, is actively involved in the oversight of the significant risks affecting the Company's operations and strategic initiatives. Our risk analysis efforts are designed to identify the most significant risks that confront the Company, though these risks may vary from time to time. Overall, the risks we assess encompass enterprise, operational, compliance and financial risks.

        Management periodically reports to the Audit Committee and the Board of Directors on its assessment of risks facing the Company and mitigation activities designed to facilitate the maintenance of risk within acceptable levels.

Independence of Directors

        The Board has determined that each member of the Board is independent as determined in accordance with the applicable listing standards of the NASDAQ Global Market. While the Company's Common Stock is no longer listed on that market, we continue to use the standards of that market to determine the independence of our directors.

Compensation of Directors

        Directors are entitled to receive compensation for their services as determined by a majority of the Board, based on the recommendation of the Compensation Committee. However, directors who are employees, and who receive compensation for their services as such, are not entitled to receive any compensation for their services as a director of the Company. Board members are entitled to reimbursement for travel-related expenses incurred in attending meetings of the Board and of the committees.

        Pursuant to the current director compensation policy adopted in October 2013, upon their election to the Board, non-employee directors receive a non-statutory option to purchase shares of Common Stock with an aggregate value of $30,000, with an exercise price equal to the greater of (A) the amount that is 10% greater than the trailing average closing price of the Common Stock for the five consecutive trading days ending on the date of grant, or (B) the closing price of the Common Stock on the date of grant. This initial option is immediately vested with respect to one-third of the option shares, and the remaining shares subject to such option grant vest in a series of two (2) successive equal annual installments upon the optionee's completion of each year of service as a Board member over the two-year period measured from the option grant date.

        Each non-employee Board member shall also receive annual compensation in such amount as is determined, by a majority of Board, from time to time to be appropriate. Such compensation is currently established as set forth below:

  •
  Each non-employee Board member receives an annual base retainer in cash of $15,000.

  •
  Directors do not receive payments for meeting attendance.

  •
  Non-employee members of the Board receive the following additional annual retainers, payable in cash, for service to the Board in the following capacities:

Chairman of the Board	$10,000
Lead Outside Director (if any)	$5,000
Audit Committee Chair	$5,000
Compensation and Nominating & Corporate Governance Committee Chairs	$3,000
Committee Membership (non-Chair)	$1,500

        On the date of each annual meeting of stockholders, each individual who is to continue to serve as a non-employee Board member following that meeting is granted (i) a non-statutory option to purchase 10,000 shares of Common Stock with a term of seven years and an exercise price per share equal to the greater of (A) the amount that is 10% greater than the trailing average closing price of the Common Stock for the five consecutive trading days ending on the date of grant, or (B) the closing price of the Common Stock on the date of grant; and (ii) 2,500 shares of the Common Stock. Such options and restricted stock shall vest in two (2) successive equal annual installments upon the first two anniversaries of the date of grant. If directors are appointed during a year, they receive prorated equity grants as described in this paragraph with respect for their service during the remainder of the year ending with the next annual meeting of stockholders. There were no equity grants issued to directors in 2014 other than the option to purchase 23,076 shares of Common Stock granted to Murray McCabe upon his appointment to the Board.

        The following table shows the compensation paid to the members of the Company's Board of Directors for the year ended December 31, 2014.

Name	Fees Earned or Paid in Cash	Share Awards (1)	Option Awards (1)	All Other Compensation	Total
Thomas A. Bologna	$16,500	$—	$—	—	$16,500
Steven R. Becker	$26,500	$—	$—	—	$26,500
Murray McCabe	$7,500	$—	$9,230	—	$16,730
Richard van den Broek	$15,000	$—	$—	—	$15,000
David M. Wurzer	$21,500	$—	$—	—	$21,500
Wayne P. Yetter	$21,000	$—	$—	—	$21,000

(1)
The aggregate numbers of restricted shares and shares issuable upon the exercise of options to purchase shares for the directors outstanding as of December 31, 2014 are as follows: Mr. Bologna (7,500 shares; options to purchase 71,574 shares); Mr. Becker (25,730 shares, options to purchase 81,021 shares); Mr McCabe (options to purchase 23,076 shares); Mr. van den Broek (25,730 shares; options to purchase 81,021 shares); Mr. Wurzer (7,500 shares; options to purchase 71,574 shares); and Mr. Yetter (7,500 shares; options to purchase 71,304 shares). Options granted in 2014 had an exercise price of $1.30 per share.

Stock Ownership Guidelines and Mandatory Retirement

        The Company has no stock ownership requirements for directors, though directors are encouraged to buy and hold shares of the Company's common stock.

        Each Board member is required to retire from such position not later than the Annual Meeting immediately following such person's 75th birthday.

Meetings of the Board of Directors and Committees

        The Board held one meeting and numerous informational calls during the fiscal year ended December 31, 2014. Each of the directors attended at least 80% of the aggregate of the total number of meetings of the Board and of the committees of which he was a member which were held during the period he was a director or committee member.

        The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating & Corporate Governance Committee. The following table shows the current membership of each committee, each committee's functions and the number of meetings each committee held during the year ended December 31, 2014.

Committee and Members	Functions of Committee	Number of Meetings in 2014
Audit Thomas A. Bologna David M. Wurzer*(1) Wayne P. Yetter	• Selects the Company's independent auditors • Reviews the results and scope of the annual audit and the services provided by the Company's independent auditors • Reviews the recommendations of the Company's independent auditors with respect to the accounting system and controls	4
Compensation Steven R. Becker David M. Wurzer Wayne P. Yetter*	• Reviews and approves salaries for all corporate officers • Reviews and approves all incentive and special compensation plans and programs • Reviews and approves management succession planning • Conducts special competitive studies • Retains compensation consultants as necessary and appropriate • Reviews and recommends to the Board compensation for non-employee directors	1
Nominating & Corporate Governance(1) Steven R. Becker Thomas A. Bologna Wayne Yetter	• Identifies individuals eligible to become members of the Board of Directors • Select and recommend to the Board the director nominees for the Board for the next annual meeting of shareholders • Oversee the evaluation of the Board	1

*
Chairman

(1)
Audit Committee financial expert

        The charters of the Audit, Compensation, and Nominating & Corporate Governance Committees are all available in the Investor Relations/Corporate Governance section of the Company's website at www.spdopps.com. The information on the website referenced in the Proxy Statement is not and should not be considered part of this Proxy Statement.

Director Attendance at Annual Meetings

        The Company encourages all of the directors to attend the annual meeting of stockholders.

Director Nominations and Qualifications

  New Director Nominees

        The Nominating & Corporate Governance Committee of the Board is responsible for reviewing with the Board the requisite skills and characteristics of new Board candidates in the context of the current composition of the Board. This assessment includes experience in industry, finance, administration, operations and marketing, as well as diversity. Director candidates should be able to provide insights and practical wisdom based on their experience and expertise.

        Directors are expected to rigorously prepare for, attend and participate in Board meetings and meetings of the Committees of the Board of Directors on which they serve, to ask direct questions and require straight answers, and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities and duties as directors. Each Board member is expected to ensure that other existing and planned future commitments do not materially interfere with the member's service as an outstanding director. Service on other boards and other commitments is considered by the Nominating & Corporate Governance Committee and the Board when reviewing Board candidates and in connection with the Board's annual self-assessment process.

  Selection of Director Candidates

        The Board is responsible for selecting director candidates. The Board delegates the screening process to the Nominating & Corporate Governance Committee, with the expectation that other members of the Board and executives will be asked to take part in the process as appropriate. Candidates recommended by the Nominating & Corporate Governance Committee are subject to approval by the Board. The Nominating & Corporate Governance Committee is composed entirely of independent directors who qualify as independent under the NASDAQ Global Market requirements.

  Stockholder Nominees

        The policy of the Nominating & Corporate Governance Committee is to consider properly submitted stockholder nominations for directors as described below under "Identifying and Evaluating Nominees for Directors." In evaluating such nominations, the Nominating & Corporate Governance Committee seeks to address the criteria set forth above under "New Director Nominees." Any stockholder nominations proposed for consideration by the Nominating & Corporate Governance Committee should include the nominee's name and qualifications for Board membership and should be addressed to:

  Corporate Secretary
  Special Diversified Opportunities Inc.
  1521 Concord Pike, Suite 301
  Wilmington, DE 19803

        In addition, stockholders may nominate directors for consideration at an annual stockholders meeting. Article II, Section 3 of the Company's By-Laws require that, among other things, (i) the stockholder or a representative of the stockholder must be present in person at the annual meeting, (ii) the notice of nomination must be received by the Company not less than 75 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting, the same timing requirement as for other stockholder proposals under Article I, Section 2 of the Company's By-Laws; and (iii) the notice must include the full name and address of the nominee and the stockholder making the nomination, other information about the nominee that must be disclosed in proxy solicitations under Regulation 14A and Schedule 14A under the Exchange Act, the nominee's consent to the nomination and to serve, if elected, and certain other information relating to the nominee and the stockholder. In the case of the 2015 Annual Meeting, which is being held more than 30 days after the anniversary of the 2013 Annual Meeting of Stockholders, the Company announced in its Current Report on Form 8-K filed with the Securities and Exchange Commission on March 20, 2015 that the deadline for submitting nominees for election at the 2015 Annual Meeting was extended through April 16, 2015. If such notice of nomination is not timely or does not meet the information requirements in Article II, Section 3 of the Company's By-Laws, then such nomination will not be considered at the 2015 Annual Meeting. No nominations were received in connection with the 2015 Annual Meeting.

  Identifying and Evaluating Nominees for Directors

        The Nominating & Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating & Corporate Governance Committee regularly assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating & Corporate Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Nominating & Corporate Governance Committee through current Board members, professional search firms, stockholders or other persons. These candidates are evaluated at regular or special meetings of the Nominating & Corporate Governance Committee, and may be considered at any point during the year. As described above, the Nominating & Corporate Governance Committee will consider properly submitted stockholder nominations for candidates for the Board. Following verification of the stockholder status of persons proposing candidates, the Committee will consider the candidates at a regularly scheduled meeting held prior to the issuance of the proxy statement for the Company's annual meeting. If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials will be forwarded to the Nominating & Corporate Governance Committee. The Nominating & Corporate Governance Committee may also review materials provided by professional search firms or other parties in connection with a nominee. In evaluating such nominations, the Nominating & Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board.

Board Leadership Structure

        The Board of Directors may determine from time to time what leadership structure works best for the Company, including whether the same individual should serve both as our Chairman and our Chief Executive Officer. In addition, the Board of Directors may choose to have a Lead Independent Director. To this point, our Board of Directors has always had a leader (either a Chairman or a Lead Independent Director) who has been independent of management. Mr. van den Broek served as the Lead Independent Director from May 2009 through February 2011, when Mr. Bologna became as the Chairman of the Board of Directors. Mr. Bologna served as Chairman though May 2012 when Mr. Becker began his current role as Chairman of the Board.

        The Board believes that separating the Company's management and Board leadership function is most appropriate for the Company in that the Chairman of the Board or Lead Independent Director, as the case may be, is able to provide effective leadership for our independent directors, while also enhancing the ability of the Board of Directors to provide independent oversight of the Company's operations from a risk management standpoint. The Board believes that having a Chairman of the Board or Lead Independent Director enhances the ability of non-management directors to raise issues and concerns for Board consideration without immediately involving management, thereby fostering an environment in which risks can be identified and discussed in an independent and objective manner. To augment the Board's risk oversight function, management and members of the Company's financial department periodically report to the Audit Committee and the Board of Directors on their assessment of risks facing the Company and mitigation activities designed to facilitate the maintenance of risk within acceptable levels.

        In addition, the Board of Directors receives strong leadership from all of its independent members. The independent directors meet in executive session on a periodic basis in connection with regularly-scheduled meetings of the full Board of Directors, as well as in their capacity as members of our Audit Committee, Compensation Committee and Nominating & Corporate Governance Committee. All of our directors take active roles in the activities of our Board of Directors at meetings of the full Board. The Board believes that this open structure facilitates a strong sense of responsibility among our directors, as well as active and effective oversight by the independent directors of our operations and strategic initiatives, including the risks that may be attendant thereto. All members of our Board are able to propose items for inclusion on Board meeting agendas, and our Board meetings include time for discussion of items not on the formal agenda.

Stockholder Communication with the Board

        Stockholders may contact the Board of Directors as a group or an individual director by the following means:

Email:	kbratton@spdopps.com
Mail:	Board of Directors
Attn:	Steven R. Becker, Chairman of the Board of Directors
or David M. Wurzer, Audit Committee Chairman
or Corporate Secretary
Special Diversified Opportunities Inc.
1521 Concord Pike, Suite 301
Wilmington, DE 19803

        Stockholders should clearly specify in each communication the name of the individual director or group of directors to whom the communication is addressed. Stockholder communications sent by email are delivered directly to Mr. Becker, the Chairman of the Board, and to the Secretary of the Company, who will promptly forward such communications to the specified director addressees. Stockholder communications sent by mail will be promptly forwarded by the Secretary of the Company to the specified director addressee or to Mr. Becker, if such communication is addressed to the full Board of Directors. Stockholders wishing to submit proposals for inclusion in the proxy statement relating to the 2016 annual stockholders meeting should follow the procedures specified under "Stockholder Proposals for 2016." Stockholders wishing to nominate directors should follow the procedures specified under "Other Information as to Directors—Director Nominations and Qualifications."

        Stockholders and other interested parties may communicate with the Board of Directors, including members of the Audit Committee, to report complaints and other concerns about the Company's activities, including its accounting, internal accounting controls or auditing matters by writing to the Board of Directors, or by email accessible at the Company's website, www.spdopps.com. Such communications may be anonymous. Communications to the Board regarding accounting, internal accounting controls or auditing matters will be referred to the Audit Committee.

CODE OF ETHICS

        The Company has adopted a code of ethics that applies to executive officers and senior financial employees. The Code of Ethics is available in the Investor Relations/Corporate Governance section of the Company's website at www.spdopps.com. The Company intends to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to or waiver from application of the Code of Ethics provisions by posting such changes to the Company's website within four business days following the date of such amendment or waiver.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's executive officers and directors to file initial reports of ownership and reports of change of ownership with the SEC. The Company has a program to assist its officers and directors in complying with the filing requirements of Section 16(a). Executive officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based on a review of the copies of such forms furnished to the Company and other information gathered by the Company, the Company believes that during 2014 the executive officers and directors then subject to Section 16(a) complied with all Section 16(a) filing requirements, except for two reports on Form 4 filed on behalf of Mr. McCabe in December 2014, which were filed one and two days late, respectively, as well as Mr. Blazek's initial report on Form 3, which we filed in May 2015.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table shows, for the years ended December 31, 2014 and 2013, the compensation paid or accrued by the Company to our named executive officers

Name and Principal Position		Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
Philip T. Blazek	2014	240,000	35,000	—	—	—	—	275,000
President(3)	2013	134,769	35,000	—	—	—	—	169,769
Kevin J. Bratton	2014	140,619	10,000	—	—	—	252,144	402,763
Vice President and	2013	252,144	20,000	99,000	—	—	130,091	501,235
Chief Financial Officer(4)

(1)
The amounts shown for stock awards are equal to the grant date fair value of the awards, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification ("ASC") Topic 718. The assumptions used in determining the amounts in this column are set forth in note 8 to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 filed with the Securities and Exchange Commission.

(2)
All other compensation includes Company matching contributions to 401(k) accounts and payment of $125,000 in 2013 to Mr. Bratton in connection with the consummation of the Asset Sale.

(3)
Mr. Blazek commenced employment with the Company on May 31, 2013.

(4)
Mr. Bratton's employment was reduced to half time effective February 1, 2014. Included in all other compensation in 2014 is a payment of $252,144 for severance due to the reduction in salary.

 Outstanding Equity Awards at Fiscal Year-End

        The following table shows all outstanding equity awards held by our named executive officers on December 31, 2014.

	Option Awards				Stock Awards
					Number of of Shares or Units or Stock That Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested(1)
	Number of Shares Underlying Unexercised Options
			Option Exercise Price	Option Expiration Date
Name	Exercisable	Unexercisable
Philip T. Blazek	—	150,000	$1.25	5/31/2020	150,000	172,500
	—	200,000	$1.50	5/31/2020	200,000	230,000
Kevin J. Bratton	75,000	—	$1.50	6/1/2019	—	—
	25,000	—	$1.69	6/1/2020	—	—
	50,000	—	$2.19	3/1/2021	—	—
	15,000	—	$2.10	2/28/2022	—	—

(1)
Value is calculated by multiplying the number of shares subject to vesting by $1.15, the closing price of the common shares on the OTC Bulletin Board on December 31, 2014.

Equity Compensation

        The table below presents certain information, as of December 31, 2014, concerning securities issuable in connection with equity compensation plans that have been approved by the Company's stockholders and that have not been approved by the Company's stockholders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plan approved by security holders	899,570	$1.68	3,646,011
Equity compensation not approved by security holders	75,000	$1.50	—

Total	974,570	$1.67	3,646,011

        The 75,000 shares underlying options granted under equity compensation not approved by security holders were granted in connection with the Company's hiring, on June 1, 2009, of its Chief Financial Officer, Kevin Bratton. The grants to Mr. Bratton are 75,000 shares in a ten year non-qualified stock option grant at an exercise price of $1.50 per share. The total securities to be issued, relate to 974,570 of stock options with a weighted average exercise price of $1.67 per share.

Executive Employment Agreements

        The Company maintains an offer letter with Mr. Bratton, dated as of May 18, 2009, which outlines the terms of his employment. This letter provides for compensation at an annual rate of $240,000 with annual increases as determined by the Compensation Committee. Under this agreement, Mr. Bratton received options to purchase 75,000 shares of Common Stock, vesting at a rate of 25% annually beginning on the first anniversary of the grant date. Mr. Bratton was also granted 25,000 restricted shares of Common Stock, which were granted with the same terms as the options.

        In July 2013, following the consummation of the Asset Sale and the departure of Mr. DiNuzzo, Philip T. Blazek was appointed by the Board as President of the Company. The Company maintains an offer letter with Mr. Blazek, dated as of May 29, 2013, which outlines the terms of his employment. This letter provides for compensation at an annual rate of $240,000. Under this agreement, Mr. Blazek received an option to purchase 150,000 shares of Common Stock with an exercise price of $1.25 per share and an option to purchase 200,000 shares of Common Stock with an exercise price of $1.50 per share. These options vest upon the sale of the Company or the completion of a strategic transaction.

Stock-Based Award Grant Practices

        We follow certain practices for the grant of stock-based awards. Among other things, these practices encompass the following principles:

  •
  The majority of stock-based awards are approved annually by the Compensation Committee on a pre-scheduled date, in connection with the final determinations regarding compensation for the preceding year.

  •
  Stock-based awards other than annual awards may be granted to address, among other things, the recruiting or hiring of new employees and promotions.

  •
  The Compensation Committee has established that stock options are granted only on the date the Compensation Committee approves the grant and with an exercise price equal to the closing price of the common stock on the market in which the Company shares are traded on the date of grant or, in certain cases, above such closing price.

  •
  Backdating of stock options is prohibited.

Tax Considerations

        Under Section 162(m) of the Internal Revenue Code, a publicly-held corporation may not deduct more than $1 million in a taxable year for certain forms of compensation made to the chief executive officer and other officers listed in the summary compensation table. Our policy is generally to preserve the federal income tax deductibility of compensation paid to our executives, and certain of our equity awards have been structured to preserve deductibility under Section 162(m). Nevertheless, we retain the flexibility to authorize compensation that may not be deductible if we believe it is in the best interests of our company. While we believe that all compensation paid to our executives in 2011 was deductible, it is possible that some portion of compensation paid in future years will be non-deductible, particularly in those years in which restricted share awards vest.

        As noted above, under the Change of Control Severance Plan, we may in certain circumstances make additional payments to our named executive officers if payments to them resulting from a change of control are subject to the excise tax imposed by Section 4999 of the Internal Revenue Code. We included this provision in the Change of Control Severance Plan in order to enhance the motivation of our named executive officers to further increase stockholder value while remaining employed by us. We believe that these incentives would be frustrated by the possible imposition of the need for our executive officers to pay an excise tax upon the receipt of their change of control benefit under the Change of Control Severance Plan, and we do not believe that the provisions of the Change of Control Severance Plan should provide even a potential disincentive to our named executive officers' pursuit of a change of control that otherwise might be in the best interests of the Company and its stockholders. Accordingly, we determined to provide payment to reimburse our named executive officers for any excise taxes payable in connection with the change of control payment, as well as any taxes that accrue as a result of our reimbursement.

Perquisites and Other Personal Benefits

        In addition to the components noted above, our total executive compensation program also includes various benefits, such as health insurance plans, other insured benefits, paid leave and retirement plans in which substantially all of the Company's employees participate. At the present time, the only plans in effect are health, dental, life and disability insurance plans.

Related Party Transactions and Approval Policy

        Our Code of Ethics mandates that officers and directors bring promptly to the attention of our Compliance Officer, currently our Chief Financial Officer, any transaction or series of transactions that may result in a conflict of interest between that person and the Company. Following any disclosure, our Compliance Officer will then review with the Chairman of our Audit Committee the relevant facts disclosed by the officer or director in question. After this review, the Chairman of the Audit Committee and the Compliance Officer determine whether the matter should be brought to the Audit Committee or the full Board of Directors for approval. In considering any such transaction, the Audit Committee or the Board of Directors, as the case may be, will consider various relevant factors, including, among others, the reasoning for the Company to engage in the transaction, whether the terms of the transaction are arm's length and the overall fairness of the transaction to the Company. If a member of the Audit Committee or the Board is involved in the transaction, he or she will not participate in any of the discussions or decisions about the transaction. The transaction must be approved in advance whenever practicable, and if not practicable, must be ratified as promptly as practicable.

 REPORT OF THE AUDIT COMMITTEE

        The Audit Committee of the Board of Directors is composed of three non-employee directors. The Board of Directors has determined that each member of the Audit Committee is financially literate and independent as required by applicable listing standards of the NASDAQ Global Market, and that Mr. Wurzer is an "audit committee financial expert," as defined by the SEC.

        The role of the Audit Committee is to assist the Board in its oversight of the Company's financial reporting process. The Audit Committee operates pursuant to a written Charter that was adopted by the Board on June 21, 2000, and is periodically amended and restated. The last such amendment and restatement was approved February 28, 2006. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

        The Audit Committee is solely responsible for the appointment, compensation, retention and oversight of the work of the Company's independent registered public accounting firm and reviews the results and scope of the annual audit, quarterly reviews and the services provided by the Company's independent registered public accounting firm.

        In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 16 adopted by the Public Company Accounting Oversight Board. Finally, the Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Rule No. 3526, as currently in effect, has considered whether the provision of non-audit services by the independent registered public accounting firm to the Company is compatible with maintaining the firm's independence and has discussed with the independent registered public accounting firm the firm's independence.

        While Mr. Wurzer qualifies as an audit committee financial expert, none of the members of the Audit Committee is professionally engaged in the practice of auditing or accounting or is an expert in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's independent registered public accounting firm is in fact "independent."

        Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee's Charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2014 to be filed with the SEC.

Policy on Audit Committee Pre-approval of Audit and Permissible Non-audit Services of Independent Registered Public Accounting Firm

        Consistent with policies of the Securities and Exchange Commission regarding auditor independence and the Audit Committee Charter, the Audit Committee has the responsibility for appointing, retaining, setting compensation and overseeing the work of the independent registered public accounting firm. The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent auditor. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee may also pre-approve particular services on a case-by-case basis. In assessing requests for services by the independent registered public accounting firm, the Audit Committee considers whether such services are consistent with the firm's independence, whether the independent registered public accounting firm is likely to provide the most effective and efficient service based upon their familiarity with the Company, and whether the service could enhance the Company's ability to manage or control risk or improve audit quality.

        All of the audit-related, tax and other services provided by KPMG LLP in fiscal year 2014 and related fees were approved in advance by the Audit Committee.

SUBMITTED BY THE AUDIT COMMITTEE OF THE COMPANY'S BOARD OF DIRECTORS(1)
David M. Wurzer (Chair) Thomas A. Bologna Wayne P. Yetter

The Report of the Audit Committee shall not be deemed incorporated by reference by any general statement that incorporates by reference any portion of this proxy statement into any filing under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

 PROPOSAL 2
RATIFICATION OF KPMG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR FISCAL YEAR 2015

        The Audit Committee of our Board of Directors is responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm. The accounting firm of KPMG LLP has served as the Company's independent registered public accounting firm since September 1998, and has been selected to serve as the Company's independent registered public accounting firm for the year ending December 31, 2015. A representative of KPMG LLP will be present at the Meeting and will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

        Although ratification by our stockholders is not a prerequisite to the ability of the Audit Committee to select our independent registered public accounting firm, we believe such ratification to be a good corporate practice. Accordingly, our stockholders are requested to ratify, confirm and approve the selection of KPMG LLP as our independent registered public accounting firm to conduct the annual audit of our consolidated financial statements for fiscal year 2015. If our stockholders do not ratify the selection, the Audit Committee will reconsider the selection of, and may still retain, KPMG LLP. The Audit Committee believes that ratification is advisable and in the best interests of the Company and our stockholders. If the appointment of KPMG LLP is ratified, the Audit Committee will continue to conduct an ongoing review of KPMG LLP's scope of engagement, pricing and work quality, among other factors, and may in its discretion, direct the appointment of a different independent registered public accounting firm if it determines that such a change would be in the best interests of the Company and its stockholders.

        Audit Fees.    Fees billed to the Company by KPMG LLP during 2014 and 2013 for audit services rendered by KPMG LLP for the audit of the Company's annual financial statements for such years, for the review of those financial statements included in the Company's Quarterly Reports on Form 10-Q during such years, and for services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements, totaled $110,000 and $175,000, respectively.

        Tax Fees.    Fees billed to the Company by KPMG LLP during 2014 and 2013 for professional services rendered for tax compliance, tax advice and tax planning totaled $49,820 and $88,420, respectively.

        All Other Fees.    There were no additional fees billed to the Company by KPMG LLP during 2014 or 2013 for products and services, other than services reported in the two preceding paragraphs.

        All of the services described in the preceding paragraphs were approved by the Audit Committee pursuant to applicable regulations.

The Board of Directors unanimously recommends a vote "FOR" approval of this proposal to ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm.

 PROPOSAL 3
ADVISORY RESOLUTION REGARDING EXECUTIVE COMPENSATION

        Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and Section 14A of the Exchange Act, our stockholders are entitled to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the rules of the Securities and Exchange Commission (the "SEC"). This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

        The compensation of our named executive officers subject to the vote is disclosed in the Executive Compensation section, including in the compensation tables and the related narrative disclosure contained in that section. We believe that our compensation policies and decisions have historically ben designed to reward strong annual operating performance by the Company.

        Accordingly, our Board of Directors is asking our stockholders to indicate their support for the compensation of our named executive officers as described in this proxy statement by casting a non-binding, advisory vote "FOR" the following resolution:

        "RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED."

        Because the vote is advisory, it is not binding on the Board of Directors or our Company. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to Company management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Our Board of Directors recommends a vote "FOR" approval of the advisory vote on executive compensation.

 OTHER MATTERS

Stockholder Proposals For 2016

        All proposals of any stockholder of the Company that such stockholder wishes to be presented at the 2014 Annual Meeting of Stockholders and included in the proxy statement and form of proxy prepared for that meeting must be received by the Company at its principal executive offices no later than January 23, 2016 to be considered for inclusion in such proxy statement and form of proxy. Any such proposal must be submitted in writing to the Chief Financial Officer of the Company at the address appearing in the section of this proxy statement entitled "Other Matters—General." A proposal that does not comply with the applicable requirements of Rule 14a-8 under the Exchange Act will not be included in management's proxy soliciting material for the 2016 Annual Meeting of Stockholders.

        A stockholder of the Company may wish to have a proposal presented at the 2016 Annual Meeting of Stockholders, but not to have such proposal included in the Company's proxy statement and form of proxy relating to that meeting. Pursuant to Article I, Section 2 of the Company's By-Laws, notice of any such proposal must be received by the Company between February 24, 2016 and April 9, 2016. Such proposal must also meet certain information requirements set forth in Article I, Section 2 of the Company's By-Laws. If such proposal is not timely or does not meet the information requirements in Article I, Section 2 of the Company's By-Laws, then such proposal will not be presented for action at the 2016 Annual Meeting.

        In addition, if a stockholder wishes to nominate a director candidate at the 2016 Annual Meeting, such stockholder must comply with the requirements described in "Other Information as to Directors—Director Nominations and Qualifications—Stockholder Nominees."

        If any stockholder proposal, including director nomination, is not received on or before April 9, 2016, such proposal shall be deemed "untimely" for purposes of Rule 14a-4(c) under the Exchange Act, and, therefore, the proxy holders will have the right to exercise discretionary voting authority with respect to such proposal. Any such proposal must be submitted in writing to the Chief Financial Officer of the Company at the address appearing in the section of this proxy statement entitled "Other Matters—General."

General

        The Board knows of no matter other than the foregoing to be brought before the Meeting. However, the enclosed proxy gives to the proxy holders discretionary authority in the event any additional matters should be properly presented.

        The Company's 2014 Annual Report on Form 10-K, including financial statements for the fiscal year ended December 31, 2014, accompanies this Proxy Statement.

        The accompanying proxy is solicited by and on behalf of the Board, whose notice of meeting is attached to this Proxy Statement. The entire cost of such solicitation will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone or telegram by directors, officers and other employees of the Company who will not be specially compensated for these services. Additionally, the Company will request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. The Company will reimburse such persons for their reasonable expenses in connection therewith. Only one Proxy Statement is delivered to multiple security holders sharing an address, unless such security holders have requested otherwise.

        Certain information contained in this Proxy Statement relating to the occupation and security holdings of the directors and officers of the Company is based upon information received from the individual directors and officers.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE.

SPECIAL DIVERSIFIED OPPORTUNITIES INC. 1521 Concord Pike, Suite 301 Wilmington, Delaware May 22, 2015

1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 . x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date CONTROL # SHARES To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0000249809_1 R1.0.0.51160 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Steven R. Becker 02 Thomas A. Bologna 03 David M. Wurzer 04 Murray McCabe 05 Richard van den Broek 06 Wayne P. Yetter SPECIAL DIVERSIFIED OPPORTUNITIES INC 1521 CONCORD PIKE, SUITE 301 WILMINGTON, DE 19803 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2. To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for fiscal year 2015. 3. To approve, on an advisory basis, a resolution regarding executive officer compensation. NOTE: To consider and act upon any other matters which may properly be brought before the Meeting and at any adjournments or postponements thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

SPECIAL DIVERSIFIED OPPORTUNITIES INC.

Please take note of the important information regarding the Company's management and financial results enclosed with this Proxy Ballot.

Stockholder votes on the election of the Company's directors, ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year 2015 and the approval, on an advisory basis, of a resolution regarding executive officer compensation are important and stockholders are strongly encouraged to exercise their right to vote.

Please mark the boxes on this proxy card to indicate how the shares represented by this card will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Votes must be received prior to the Annual Meeting of Stockholders on June 23, 2015.

Sincerely,

Special Diversified Opportunities Inc.

SPECIAL DIVERSIFIED OPPORTUNITIES INC.

Continued and to be signed on reverse side

0000249809_2 R1.0.0.51160

0000249809_2 R1.0.0.51160 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com . SPECIAL DIVERSIFIED OPPORTUNITIES INC. Annual Meeting of Stockholders - JUNE 23, 2015 Proxy Solicited on Behalf of the Board of Directors The undersigned, revoking all prior proxies, hereby appoints Philip Blazek and Kevin J. Bratton as Proxies, with full power of substitution to each, to vote for and on behalf of the undersigned at the 2015 Annual Meeting of Stockholders of SPECIAL DIVERSIFIED OPPORTUNITIES INC. to be held at the offices of Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, PA 19103 on Tuesday, June 23, 2015 at 8:00 a.m. local time, and at any adjournment or adjournments thereof. The undersigned hereby directs the said Proxies to vote in accordance with their judgment on any matters that may properly come before the Annual Meeting, all as set forth in the Notice of Annual Meeting, receipt of which is hereby acknowledged, and to act on the following matters set forth in such notice as specified by the undersigned. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR ELECTION AS A DIRECTOR, "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2015 AND FOR THE APPROVAL, ON AN ADVISORY BASIS, OF A RESOLUTION REGARDING EXECUTIVE OFFICER COMPENSATION. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. PLEASE COMPLETE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. In their discretion, the Proxies are authorized to vote upon any other business that may properly come before the meeting or at any adjournment thereof. Continued and to be signed on reverse side

QuickLinks

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
PROPOSAL 1 ELECTION OF A CLASS OF DIRECTORS
The Board unanimously recommends a vote "FOR" each of the nominees listed above.
CORPORATE GOVERNANCE
CODE OF ETHICS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Summary Compensation Table
Outstanding Equity Awards at Fiscal Year-End
Equity Compensation
REPORT OF THE AUDIT COMMITTEE
PROPOSAL 2 RATIFICATION OF KPMG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2015
PROPOSAL 3 ADVISORY RESOLUTION REGARDING EXECUTIVE COMPENSATION
OTHER MATTERS